                                                                  Exhibit 10.36

                                  DELIA*S INC.
                                435 HUDSON STREET
                               NEW YORK, NY 11238

June 9, 2000

Mr. Christopher C. Edgar
dELiA*s
435 Hudson Street
New York, NY 10014

Re:      Third Amendment to Employment Agreement
         ---------------------------------------

Dear Mr. Edgar:

         This letter, when countersigned by you, shall constitute the Third Amendment to the Employment Agreement between you and dELiA*s Inc., dated as of November 22, 1996.

         Section 2 of the Employment Agreement is hereby deleted and replaced in its entirety by the following paragraph:

               Subject to Section 4, the Executive shall continue to be employed by the Company under this agreement until the close of business on the sixth anniversary of this agreement.

         Section 5(e) of the Employment Agreement is hereby deleted and replaced in its entirety by the following paragraph:

               The Company shall provide the Executive with an annual allowance of $20,000 to be applied, in the Executive's discretion, in any combination to one or more of the following: tax return preparation, financial consulting, estate planning and/or life/disability insurance premiums and similar professional services and for educational expenses.

         In all other respects, the Employment Agreement shall continue in full force and effect without modification. Upon execution by you, this letter agreement shall have effect as of November 22, 1999.

         If you are in agreement with the foregoing, please countersign below in the space indicated.

                                             Sincerely,

                                             dELiA*s Inc.


                                             By /s/ TIMOTHY B. SCHMIDT
                                                -------------------------
                                                    Timothy B. Schmidt
                                                    Senior Vice President

ACKNOWLEDGED AND AGREED:


/s/ CHRISTOPHER C. EDGAR
------------------------
CHRISTOPHER C. EDGAR